Exhibit 10.15
                                ESCROW AGREEMENT

           THIS ESCROW AGREEMENT, dated as of May 28, 1997 (the "Closing Date"), among ACME TELEVISION LICENSES OF TENNESSEE, LLC, a Tennessee limited liability company, and ACME TELEVISION OF TENNESSEE, LLC, a Tennessee limited liability company (collectively "Buyer"); C.W. TV, INC. (the "General Partner"), a Florida corporation; LAURA L. PHIPPS; NANCY P. PHIPPS; JENNIFER P. MITCHELL ;LISA P. RICHARDSON, GAVIN B. S. PHIPPS; COLIN S. PHIPPS, CUSTODIAN FOR KEEGAN S. PHIPPS, A MINOR; IAN J. PHIPPS; THE COSBY TRUST U/A DATED 10/18/95, RAYMOND E. LACY, TRUSTEE; THE TAYLOR TRUST U/A DATED 10/18/95, RAYMOND E. LACY, TRUSTEE; RYAN DENNIS BOYLE IRREVOCABLE TRUST U/A DATED JANUARY 18, 1996, DENNIS O. BOYLE, TRUSTEE; ELIZABETH ANN BOYLE IRREVOCABLE TRUST U/A DATED JANUARY 18, 1996, DENNIS O. BOYLE, TRUSTEE; RANDALL B. LANE IRREVOCABLE TRUST U/A DATED JANUARY 18, 1996, W. H. LANE, TRUSTEE; AND SUZANNE R. LANE IRREVOCABLE TRUST U/A DATED JANUARY 18, 1996, W. H. LANE, TRUSTEE (collectively "Sellers"); CROSSVILLE TV LIMITED PARTNERSHIP, a Florida limited partnership (the "Partnership"); and NATIONSBANK, N.A. (SOUTH), a national banking association, as escrow agent ("Escrow Agent").

          This is the Escrow Agreement referred to in Section 3.02 of the Purchase Agreement dated May 28, 1997 (the "Purchase Agreement") among Buyer, Sellers and the Partnership. Capitalized terms used in this agreement without definition shall have the respective meanings given to them in the Purchase Agreement.

           The parties, intending to be legally bound, hereby agree as follows:

           1.   ESTABLISHMENT OF ESCROW

                (a) In accordance with Section 3.03 of the Purchase Agreement, Buyer is depositing with Escrow Agent an amount equal to $660,000 in immediately available funds (the "Escrow Fund"). Escrow Agent acknowledges receipt thereof.

                (b) Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrow Fund only pursuant to the terms and conditions hereof.

           2.   INVESTMENT OF FUNDS

           Except as Buyer and the General Partner, acting on behalf of Sellers, may from time to time jointly instruct Escrow Agent in writing, the Escrow Fund shall be invested in United States Treasury bills having a remaining maturity of 90 days or less and repurchase obligations secured by such United States Treasury Bills, with any remainder being deposited and maintained in an interest-bearing money market deposit account with Escrow Agent until disbursement of the entire Escrow Fund. Escrow Agent is authorized to liquidate in accordance with its customary procedures any portion or all of the Escrow Fund consisting of investments to provide for payments required to be made under this Agreement.


           3.   TERMINATION AND DISTRIBUTION OF ESCROW

                (a) Notwithstanding anything herein to the contrary, Escrow Agent may disburse all or a portion of the Escrow Fund to Sellers upon receipt of a Promissory Note (a "Note") in the form of Exhibit A annexed hereto with the original signatures of the General Partner and Buyer's Managing Member, in which case the amount of the disbursement to Sellers will be equal to the amount specified in the Note. Upon repayment, Escrow Agent shall mark any and all Notes so received as "Paid in Full" and shall return such Notes to Sellers upon repayment. If the Purchase Agreement or this Agreement is terminated prior to the Closing, Escrow Agent shall, upon receipt of notice of such termination from Buyer with service on Sellers, distribute and assign for collection any and all Notes held in escrow.

                (b) At the Closing and in accordance with Section 3.02 of the Purchase Agreement, Buyer shall transfer to Escrow Agent the Purchase Price, reduced by the Escrow Deposit and other adjustments provided for in the Purchase Agreement. If the Escrow Fund contains less than $660,000 at the time of Closing Buyer shall transfer into the Escrow Fund that amount necessary to restore the Escrow Fund to $660,000. All accrued interest and any amount in the Escrow Fund exceeding $660,000 at the Closing shall be distributed to Buyer to the Closing.

                (c) At the Closing and in accordance with Section 3.05 of the Purchase Agreement, Escrow Agent shall retain the sum of $2,000,000 as the "Post-Closing Escrow Deposit." Escrow Agent shall disburse the Post-Closing Escrow Deposit at the times and in such amounts as provided in Section 3.05 of the Purchase Agreement, but only upon the receipt of (i) joint written instructions of Buyer and Sellers, or (ii) a written decision by Purchase Agreement, or (iii) a final non-appealable order of a court of competent jurisdiction. Upon complete disbursement by Escrow Agent of The Escrow Fund, this Escrow Agreement shall be deemed terminated and Escrow Agent shall be relieved and discharged from any further obligations hereunder. In no event shall Buyer be obligated to instruct the Escrow Agent to disburse all of the Escrow Fund if, at the time such disbursement is otherwise due under the Purchase Agreement, there are unresolved or unpaid claims for indemnification by Buyer against Sellers under the Purchase Agreement.

                (d) At the Closing, the Escrow Agent shall (i) disburse the Purchase Price (reduced by the Post-Closing Escrow Deposit and the adjustments specified in Section 3.02 of the Purchase Agreement) to Sellers in accordance with Section 3.02 of the Agreement, and (ii) deliver the assignments of the Partnership Interests to Buyer in accordance with Section
3.04 of the Agreement.

                (e) If the Closing does not occur, Escrow Agent shall hold the Escrow Fund and shall distribute the Escrow Fund only upon the receipt of (i) joint written instructions of Buyer and Sellers, or (ii) a written decision by an arbitration tribunal as described in Section 14.02 of the Purchase Agreement, or (iii) a final non-appealable order of a court of competent jurisdiction. The Escrow Agent shall have not duty to collect any Promissory Note. Such Promissory Note, if due and payable, shall be assigned to Purchaser for collection.


           4.   DUTIES OF ESCROW AGENT

                (a) Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement. Without limiting the foregoing, Escrow Agent shall in no event be liable in connection with its investment or accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Fund, or any loss of interest incident to any such delays.

                (b) Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Escrow Agent amy act in reliance upon any instrument or signature believed by it to be genuine and may assume that the person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. Escrow Agent may conclusively presume that the undesigned representative of any party hereto which is an entity other than a natural person has full power and authority to instruct Escrow Agent on behalf of that party unless written notice to the contrary is delivered to Escrow Agent.

                (c) Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice.

                (d) Escrow Agent does not have any interest in the Escrow Fund deposited hereunder but is serving as escrow holder only and having only possession thereof. The parties hereto will provide Escrow Agent with appropriate Internal Revenue Service Forms W-9 for tax identification number certification, or non-resident alien certifications. This Section 4(d) and
Section 4(a) shall survive notwithstanding any termination of this Agreement or the resignation of Escrow Agent.

                (e) Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Fund to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction pursuant to an interpleader complaint or other proceeding initiated before such court, whereupon Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The resignation of Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time Escrow Agent has not received a designation of a success Escrow Agent, Escrow Agent's sole responsibility after that time shall be to retain and safeguard the Escrow Fund until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a final non-appealable order of a court of competent jurisdiction.

                (f) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Fund, Escrow Agent shall retain the Escrow Fund until Escrow Agent shall have received (i) a written decisions by an arbitration tribunal as described in
Section 14.02 of the Purchase Agreement, or (ii) a final non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund or (iii) a written agreement executed by Buyer and Sellers directing delivery of the Escrow Fund, in which event Escrow Agent shall disbursement the Escrow Fund in accordance with such order or agreement.

                (g) Buyer shall pay Escrow Agent compensation for the services to be rendered by Escrow Agent hereunder as determined by mutual agreement of the parties hereto. Buyer shall reimburse Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel).

           5.   LIMITED RESPONSIBILITY

           This Agreement expressly sets forth all the duties of Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this agreement against Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Agreement.


           6.   OWNERSHIP FOR TAX PURPOSES

                (a) The parties agree that, for purposes of federal and other taxes based on income, prior to the Closing Buyer will be treated as the owner of the Escrow Fund, and that for such period Buyer will report all income, if any, that is earned on, or derived from, the Escrow Fund as its income, in such proportions, in the taxable year or years in which such income is properly includible and pay any taxes attributable thereto.

                (b) The parties agree that, for purposes of federal and other taxes based on income, after the Closing Sellers will be treated as the owners of the Escrow Fund, and that for such period Sellers will report all income, if any, that is earned on, or derived from, the Escrow Fund as their income, in such proportion, in the taxable year or years in which such income is properly includible and pay any taxes attributable thereto.

           7.   NOTICES

           All notices, consents, waivers and other communications required or authorized under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by telecopier (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt) provided that a copy is mailed by certified mail, return receipt requested and postage prepaid, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested and charges prepaid), in each case to the appropriate addresses set forth in the Purchase Agreement (or to such other addresses as a party may designate by notice to the other parties).

           8.   ARBITRATION

           If any dispute arises out of an interpretation of the Purchase Agreement, any party may request arbitration as provided in Section 14.02 of the Purchase Agreement and all parties agree that the dispute shall be settled by arbitration in accordance with Section 14.02 of the Purchase Agreement. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

           9.   COUNTERPARTS

           This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will be deemed to constitute one and the same.

           10.  SECTION HEADINGS

           The  headings  of  sections  in  this   Agreement  are  provided  for
convenience only and will not affect its construction or interpretation.

           11.  WAIVER

           The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the comments referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

           12.  ENTIRE AGREEMENT AND MODIFICATION

           This Agreement supersedes all prior and contemporaneous agreements and understandings among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the Buyer, the Sellers and the Escrow Agent.

           13.  GOVERNING LAW

           This Agreement shall be governed by the laws of the State of Florida, without regard to conflicts of law principles.

           14.  LITIGATION EXPENSES

           If any arbitration or other litigation is instituted to enforce or define a party's rights or obligations under this agreement, the prevailing party shall be reimbursed by the other party for all reasonable expenses incurred thereby, including reasonable attorneys' fees.

           IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.



                                    BUYER:


                                    ACME TELEVISION LICENSES OF
                                    TENNESSEE, LLC,
                                    a Tennessee limited liability company


                                    By: /s/Douglas E. Gealy
                                        ________________________________________
                                        Douglas Gealy, Managing Member



                                    ACME TELEVISION OF TENNESSEE, LLC,
                                    a Tennessee limited liability company


                                    By: /s/Douglas E. Gealy
                                        ________________________________________
                                        Douglas Gealy, Managing Member




                                    SELLERS:

                                    C.W. TV, Inc.,
                                    a Florida corporation




                                    By: /s/Cynthia P. Willis
                                        ________________________________________
                                        Cynthia P. Willis, President


                                        /s/Laura L. Phipps
                                        ________________________________________
                                        Laura L. Phipps


                                        /s/Nancy P. Phipps
                                        ________________________________________
                                        Nancy P. Phipps

                             {SIGNATURES CONTINUED}

                                        /s/Jennifer P. Mitchell
                                        ________________________________________
                                        Jennifer P. Mitchell



                                        /s/Lisa P. Richardson
                                        ________________________________________
                                        Lisa P. Richardson



                                        /s/Gavin B. S. Phipps
                                        ________________________________________
                                        Gavin B. S. Phipps



                                        /s/Colin S. Phipps
                                        ________________________________________
                                        Colin S. Phipps, Custodian
                                        for Keegan S. Phipps, a minor



                                        /s/Ian J. Phipps
                                        ________________________________________
                                        Ian J. Phipps


                                        THE COSBY TRUST U/A DATED 10/13/95



                                        By: /s/Raymond E. Lacy
                                            ____________________________________
                                            Raymond E. Lacy, Trustee



                                         THE TAYLOR TRUST U/A DATED 10/18/95



                                        By: /s/Raymond E. Lacy
                                            ____________________________________
                                            Raymond E. Lacy, Trustee


                                         RYAN DENNIS BOYLE IRREVOCABLE
                                         TRUST U/A DATED JANUARY 18, 1996



                                        By: /s/Dennis O. Boyle
                                            ____________________________________
                                            Dennis O. Boyle, Trustee


                                        ELIZABETH ANN BOYLE IRREVOCABLE
                                        TRUST U/A DATED JANUARY 18, 1996



                                        By: /s/Dennis O. Boyle
                                            ____________________________________
                                            Dennis O. Boyle, Trustee


                                        RANDALL B. LANE IRREVOCABLE TRUST
                                        U/A DATED JANUARY 18, 1996



                                        By: /s/W. H. Lane
                                            ____________________________________
                                            W. H. Lane, Trustee
                             {SIGNATURES CONTINUED}

                                        SUZANNE R. LANE IRREVOCABLE TRUST
                                        U/A DATED JANUARY 18, 1996



                                        By: /s/W. H. Lane
                                           ____________________________________
                                            W. H. Lane, Trustee


                                        PARTNERSHIP:

                                        CROSSVILLE TV LIMITED PARTNERSHIP



                                        By: C.W. TV, INC., General Partner



                                        By: /s/Cynthia P. Willis
                                            ____________________________________
                                            Cynthia P. Willis, President

                                        ESCROW AGENT:

                                        NATIONSBANK, N.A. (SOUTH)



                                        By: /s/Shari B. Sawyers
                                            ____________________________________

                                            Title: Vice President